ASSET ADMINISTRATION AGREEMENT


                    Principal Healthcare Finance Pty Limited

                          Omega (Australia) Pty Limited

                        Permanent Nominees (Aust) Limited

                       Permanent Trustee Australia Limited

                            Deloitte Touche Tohmatsu





































                 255 Elizabeth Street Sydney NSW 2000 Australia
              Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
                   Email: postmaster@sydney.PhillipsFox.com.au
                     WWW site: http://www.PhillipsFox.com.au

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                                    CONTENTS


1.   DEFINITIONS AND INTERPRETATION......................................2
     1.1      Definitions................................................2
     1.2      Presumptions of interpretation.............................2
     1.3      Headings and table of contents.............................3
     1.4      Joint and several..........................................3
     1.5      Successors and assigns.....................................3
     1.6      References to and calculations of time.....................3
     1.7      Bond Trustee's capacity....................................3
     1.8      Security Trustee's capacity................................4

2.   APPOINTMENT.........................................................4
     2.2      Duration...................................................6
     2.3      General Rights and Duties..................................6
     2.4      Delegation.................................................6
     2.5      Consultation with other professionals......................7
     2.6      Professional indemnity insurance...........................7
     2.7      Indemnity..................................................7
     2.8      Approvals and Authorisations...............................8
     2.9      Compliance with Agreements.................................8
     2.10     Trust......................................................8
     2.11     Property Manager' Expenses.................................8
     2.12     Reliance on Information....................................9

3.   REMUNERATION........................................................9

4.   PROPERTY MANAGER' OBLIGATIONS.......................................9
     4.1      The Properties.............................................9
     4.2      Property Manager to keep records relating to Properties....9
     4.3      Deliberately omitted......................................10
     4.4      Investor Reports..........................................10
     4.5      Use of electronic systems.................................10
     4.6      Access to Books and Records...............................10
     4.7      Service of notices........................................10
     4.8      Warranties................................................10
     4.9      Records kept at Property Manager's Address................10
     4.10     Property Manager to supply copies.........................11
     4.11     No Liability..............................................11
     4.12     Rent collection...........................................11
     4.13     Arrears procedures........................................11
     4.14     General monitoring and inspection.........................12
     4.15     Tenant liaison and application for consent................12
     4.16     Rent reviews and re-lettings..............................13
     4.17     Properties insurance......................................13
     4.18     Taxation administration...................................13
     4.19     Letting...................................................14
     4.20     Maintenance of records....................................14
     4.21     Statutory Accounts........................................14
     4.22     Property Manager's Accounts...............................15
     4.23     Statutory obligations.....................................15
     4.24     Records and Books of Account..............................15
     4.25     Compliance with Deed......................................15
     4.30     Exercise of Lessee  Substitution Right....................16

5.   TERMINATION........................................................17
     5.2      Consequence of termination................................18
     5.3      Responsibilities following termination....................18

6.   FURTHER ASSISTANCE.................................................19

7.   MISCELLANEOUS......................................................19

8.   GENERAL............................................................20
     8.1      Variations................................................20
     8.2      Waiver....................................................20
     8.3      Rights cumulative.........................................20
     8.4      Services non-exclusive....................................20
     8.5      No Partnership............................................21

9.   ASSIGNMENT.........................................................21
     9.1      Property Manager..........................................21
     9.2      Permitted Assignments.....................................21
     9.3      Issuer, Bond Trustee and Security Trustee.................21

10.  NOTICES............................................................21

11.  GOVERNING LAW AND SUBMISSION TO JURISDICTION.......................22
     11.1     Submission to Courts......................................22
     11.2     Waiver to objection to forum..............................22
     11.3     Service of Process........................................22

12.  COUNTERPARTS.......................................................23

13.  APPOINTMENT OF STANDBY MANAGER.....................................23

14.  NON PETITION.......................................................25

15.  FORCE MAJEURE......................................................25

SCHEDULE 1..............................................................26

SCHEDULE 2..............................................................27



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                           ASSET ADMINISTRATION DEED




THIS DEED is made on the      day of   October  1999


BETWEEN:

PRINCIPAL HEALTHCARE FINANCE PTY LIMITED, ACN 069 875 476 in its capacity as trustee of the PHF Trust of C/- Phillips Fox, 255 Elizabeth Street, Sydney, New South Wales ("the Issuer")

OMEGA (AUSTRALIA) PTY LIMITED ACN 082 747 331 of C/- Phillips Fox, 255 Elizabeth Street, Sydney, New South Wales ("the Property Manager" which expression includes any entity for the time being providing property management services under or pursuant to this Deed);

PERMANENT NOMINEES (AUST) LIMITED ACN 000 154 441 of 23-25 O'Connell Street, Sydney, New South Wales ("Bond Trustee")

PERMANENT TRUSTEE AUSTRALIA LIMITED ACN 008 412 913 of 23-25 O'Connell Street, Sydney, New South Wales ("Security Trustee")

The partners in the firm of chartered accountants known as DELOITTE TOUCHE TOHMATSU of Grosvenor Place, 225 George Street, Sydney, New South Wales ("Standby Manager") which expression includes its assignees or transferees;



RECITALS

A The Issuer is the registered proprietor of the Property and is the lessor or licensor of the Leases.

B The Issuer wishes to appoint the Property Manager to manage its interests in the Properties in the manner set out in this Deed.

C The Property Manager has agreed to accept such appointment on the terms set out in this Deed.

D The Issuer has entered into the Securities in favour of the Security Trustee over, inter alia, all the Properties as security inter alia for its obligations to the Bondholders pursuant to the Bond and Security Trust Deed.

E The Standby Manager has agreed to act as substitute for the Property Manager in the manner set out in this Deed.



BACKGROUND

1.    DEFINITIONS AND INTERPRETATION

1.1   Definitions

      In this deed, words and expressions which are defined in the Definitions Deed but are not defined in this deed have the same meaning as in the Definitions, and

     "Definitions Deed" means the deed dated on or about the date of this deed and made between, among others the Issuer, the Bond Trustee, the Security Trustee and the Property Manager and setting out the meaning of certain words and expressions.

     "Invested Assets" means the book value of Invested Assets for the Issuer where Book Value means the assets of the Issuer as recorded from time to time:

     (a) before any appraisal write-up in accordance with Australian GAAP; and

     (b) before provision for amortisation depreciation, depletion or valuation reserves,

         and the book value of the Invested Assets means the total assets of any nature owned, leased, managed or operated by the Issuer from time to time, excluding:

     (a) goodwill and other intangible assets;

     (b) cash; and

     (c) cash equivalent investments with terms which mature in one year or less and increased by the amount of any increase in appraisal, write-up of assets of the Issuer and its consolidated subsidiaries as reported in annual valuations for such fiscal period and decreased by the amount of any reduction in appraisal of assets of the Issuer as reported in annual valuation for such fiscal period.

              "GST" means and goods and services, value added, consumption or similar tax which is imposed by law whether of the Commonwealth of Australia or any State or Territory of Australia;

             "Investor Report" means a report containing the information in
              Schedule 1.

              "Loan Enforcement Notice" means a written notice provided by the Bond Trustee or the Security Trustee to the Property Manager advising the Property Manager that an Event of Default ( as defined in the Bond and Security Trust Deed) or a Step-in Event (as defined in the Bond and Security Trust Deed) has occurred and that the Bond Trustee or Security Trustee has exercised any of its rights under the Finance Documents arising as a result of such Event of Default or Step-in Event.

              "Project Account Deed" means the deed so entitled between the Issuer, the Bond Manager, the Bond Trustee and the Property Manager dated on or about the date of this deed.

              Services" means the services to be performed by the Property Manager pursuant to the terms of this deed including under clauses
              2.1.1 and 2.9;

1.2    Presumptions of interpretation

1.2.1 Unless the context otherwise requires a word which denotes:

       (a)    the singular denotes the plural and vice versa;

       (b)    any gender denotes the other genders; and

       (c)    a  person  includes  an  individual,   a  body  corporate,  and  a
              government.

1.2.2 Unless the context otherwise requires a reference to:

       (a) any legislation includes any regulation or instrument made under it and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

       (b) any other agreement or instrument where amended or replaced means that agreement or instrument as amended or replaced; and

       (c) a group of persons includes any one or more of them.

1.2.3 Where a word or phrase is given a defined meaning another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

1.3    Headings and table of contents

       Headings and any table of contents must be ignored in the interpretation of this agreement.

1.4    Joint and several

       An agreement warranty representation or obligation which binds or benefits two or more persons under this agreement binds or benefits those persons jointly and separately.

1.5    Successors and assigns

       A person includes the trustee, executor, administrator, successor in title and assign of that person. This clause must not be construed as permitting a party to assign any right or obligation under this agreement.

1.6    References to and calculations of time

       Unless the context otherwise requires a reference to a time of day means that time of day in the state or territory whose laws apply in the construction of this agreement.

1.7    Bond Trustee's capacity

       The Bond Trustee has entered into this deed and has undertaken or will undertake all covenants, terms and conditions on its part to be observed and performed under this deed in its capacity as Bond Trustee only. Any liability or right of indemnity in respect of any matter, thing, act or omission arising from this agreement actual or contingent, prospective or of some other kind (in this clause called the "liability" ) on the part of the Bond Trustee:

       (a)  is not personal;

       (b) is at all times limited to the Trust Property in respect of which the liability arose; and

       (c) does not extend beyond money received by the Bond Trustee for or on behalf of the Issuer, the Bond Manager or the Bondholders subjest always to such payments, deductions, withholdings by the Bond Trustee as authorised by the Finance Documents, except to the extent that such liability arises from the Bond Trustee's fraud, gross negligence, wilful misconduct or breach of trust.

1.8    Security Trustee's capacity

       The Security Trustee has entered into this agreement and has undertaken or will undertake all covenants, terms and conditions on its part to be observed and performed under this agreement in its capacity as Security Trustee only. Any liability or right of indemnity in respect of any matter, thing, act or omission arising from this agreement actual or contingent, prospective or of some other kind (in this clause called the "liability" ) on the part of the Security Trustee:

      (a)  is not personal;

      (b) is at all times limited to the Trust Property in respect of which the liability arose; and

     (c) does not extend beyond money received by the Security Trustee for or on behalf of the Issuer, the Bond Manager or the Bondholders subject always to such payments, deductions, withholdings by the Bond Trustee as authorised by the Finance Documents, except to the extent that such liability arises from the Security Trustee's fraud, gross negligence, wilful misconduct or breach of trust.

2.     APPOINTMENT

2.1 The Parties' agreement:

2.1.1 Subject to Clause 2.2 and until termination pursuant to Clause 5, the Issuer appoints the Property Manager as its agent and on its behalf:

      (a) to manage the day to day operations of the business of the Issuer and the Properties on the terms contained in this deed;

      (b) to exercise the rights, powers, authority, discretions and remedies of the Issuer and to perform the obligations of the Issuer under or arising out of the Leases, Lease Guarantees, the Moran Securities, the Substitution Deed and the Bondholder Securities;

     (c)   to enforce the Moran Securities;

     (d) to bring, defend, settle and adjust any claims relating to the Leases, Lease Guarantees and the Moran Securities, and

     (e) promptly upon becoming aware of any such event, to notify the Bond Trustee of any event of default under a Project Document;

     (f) assisting in the preparation of annual budgets and business plans for approval by the board of the Issuer ("the Business Plans");

     (g) using its best efforts to present to the Issuer a continuing investment program consistent with the investment policies and objectives of the Issuer as set out in the Business Plans;

     (h)   using  its  best   efforts  to  present  to  the  Issuer   investment
           opportunities consistent with the Business Plans and such investment program as the Issuer may adopt from time to time;

     (i) furnishing or obtaining and supervising the performance of the administration of the day-to-day operations of the Issuer, including the investment of reserve funds and surplus cash in investments approved by the Issuer;

     (j) serving as one of the Issuer's investment and financial advisors and providing research, economic, and statistical data in connection with the Issuer's investments and investment and financial policies;

     (k)   assisting the Issuer in investigating, selecting and negotiating with
           borrowers,   lenders,  mortgagors,   brokers,  investors,   builders,
           developers and others;

     (l) consulting with the Issuer and providing the Issuer with advice and recommendations with respect to the making, acquiring (by purchase, investment, exchange, or otherwise), holding, and disposition (through sale, exchange, or otherwise) of investments consistent with the Business Plans;

     (m) assisting the Issuer in obtaining such services as may be required for property management, loan disbursements, and other activities relating to the investments of the Issuer, so long as the remuneration for such services is to be agreed to by the Issuer and the service provider;

     (n) advising the Issuer in connection with capital market activities;

     (o) quarterly, and at any time requested by the Issuer making reports to the Issuer regarding the Issuer's performance to date in relation to the Issuer's current approved Business Plan and its various components, as well as the Property Manager's performance of its services under this Agreement;

     (p)   making  or  providing  appraisal  reports,   where  appropriate,   on
           investments or contemplated investments of the Issuer;

     (q) assisting in preparation of reports and other documents necessary to satisfy the reporting and other requirements of any governmental bodies or agencies and assisting in maintaining effective communications with shareholders of the Issuer and the Bondholders; and

     (r) doing all things necessary to ensure its ability to render the services contemplated under this deed, including providing office space and office furnishings, computing and accounting equipment and personnel necessary for the performance of these services as Property Manager, all at the Property Manager's own expense, except as otherwise expressly provided for in this deed in each case, subject to and in accordance with any express restrictions or limitations contained in the Bondholder Securities. The Property Manager accepts such appointments and undertakes to carry out and perform asset administration services and property administration services on the terms set out in this Deed, subject to the conditions of this Deed.

2.2   Duration

      Without prejudice to the obligations of the Property Manager which this Deed contemplates will be performed on or before Financial Close, the appointment pursuant to Clause 2.1 is conditional upon the Initial Bond Issue taking place and will take effect automatically without further action on the part of any person. If the Initial Bond Issue has not taken place by 12 November 1999 this Deed will cease to be of further effect.

2.3   General Rights and Duties

2.3.1 The Property Manager must at all times during the term of this Deed administer pursuant to the terms of this Deed, the Issuer's interest in the Properties and the Leases, Lease Guarantees and Moran Securities with the same skill and care as it would administer such assets if it was the beneficial owner of them.

2.3.2 The Property Manager will not have any powers, rights, authorities and discretions in respect of the operating and financial policies of the Issuer, the power to determine which remains vested in the board of directors of the Issuer.

2.4   Delegation

2.4.1 The Property Manager may on its own behalf (and not as agent of the Issuer) sub-contract or delegate the performance of all or any of its powers and obligations under this Deed only if (but subject to Clauses
      2.4.2 and 2.4.3):

      (a) the prior written consent of the Bond Trustee has been obtained, which consent must not be unreasonably withheld and will be deemed to be given if not refused within thirty Banking Days of the later of the date of:

          (i)  receipt of request for consent; and

          (ii) the date of receipt by the Bond Trustee of any information reasonably requested by the Bond Trustee in order to evaluate such a request; and

      (b) the terms of any contract on which such arrangements are to be made have been approved by the Issuer and the Bond Trustee, which approval must not be unreasonably withheld, and will be deemed to be given if not refused within thirty Banking Days of the later of:

           (i)  the date of receipt of request for consent; and

          (ii) the date of receipt by the Bond Trustee of any information reasonably requested by the Bond Trustee in order to evaluate such a request; and

      (c) where the arrangements involve the custody or control of any deeds, documents or files of the Issuer for the purpose of performing any delegated services, the sub-contractor or delegate has executed an acknowledgment in form and substance acceptable to the Bond Trustee to the effect that any such deeds, documents or files are and will be held to the order of the Security Trustee free from any lien or encumbrance in favour of the sub-contractor or delegate; and

      (d) where the arrangements involve or may involve the receipt by the sub-contractor or delegate of money which, in accordance with this Deed, is to be paid into the Project Account, the sub-contractor or delegate has executed a legally binding declaration in form and substance acceptable to the Issuer and the Bond Trustee that any such monies held by it or to its order are held on trust for the Issuer, and/or will be paid forthwith into the Project Account and

      (e) any such sub-contractor or delegate has executed a written waiver of any Encumbrance arising in connection with such delegated services to the extent that such Encumbrance relates to the Properties or any amount referred to in 2.4.1(d) above.

           Neither the Security Trustee nor the Bond Trustee (unless they otherwise agree in writing) will have any liability for any costs, charges or expenses payable to or incurred by such sub-contractor or delegate or arising from the entering into, the continuance or the termination of any such arrangement.

2.4.2 Notwithstanding any sub-contract or delegation of the whole or any part of the Property Manager's duties under this Deed, it will not be released from its obligations hereunder and shall remain liable to the same extent as if such duty had not been sub-contracted or delegated for any right, remedy or cause of action that may arise due to any act or omission on the part of any such sub-contractor or delegate acting in such capacity.

2.4.3 The provisos to Clause 2.4.1 contained in paragraphs (a)-(e) inclusive of clause 2.4.1 do not apply to the engagement by the Property Manager of any legal adviser, valuer, surveyor, estate agent, accountant, auditor or other professional adviser, in connection with the performance by the Property Manager of any of its obligations or functions or the exercise of its powers under this Deed.

2.5    Consultation with other professionals

       The Property Manager is entitled (or on the instruction of the Issuer compelled) at the expense of the Issuer to consult such other professional advisers on all matters it reasonably considers necessary in connection with the due discharge of the Services.

2.6    Professional indemnity insurance

       During the term of this Deed the Property Manager must effect and keep in force a professional indemnity insurance policy with a minimum cover of $5,000,000.00 in form and substance reasonably satisfactory to the Issuer and the Bond Trustee concerning the performance by the Property Manager and any of its respective employees, agents, delegates or contractors of their obligations under this Deed (which policy may also cover other property management activities of the Property Manager). The Property Manager must:

      (a) deposit a copy of the insurance policy with the Bond Trustee within five (5) Banking Days after the date of this Deed with evidence of payment of the premium and

      (b) deposit evidence of renewal of the policy with the Bond Trustee within five (5) Banking Days of such renewal being effected in each succeeding year during which this Deed is current.

2.7    Indemnity

       The Property Manager indemnifies each of the Issuer, the Bond Trustee and the Security Trustee (according to their interests in the Properties) on an after tax basis for any direct loss suffered, damage sustained or cost incurred as a result of a breach by any of the Property Manager or any sub contractor or delegate of any of the material terms and conditions in this Deed.

2.8    Approvals and Authorisations

       The Property Manager must, so far as it reasonably can do so, perform its obligations under this deed in such a way as not to prejudice the continuation of any approval, authorisation, consent or license required by any applicable law or regulation to be held by the Issuer or MHCA in connection with the Properties.

2.9    Compliance with Agreements

       The Services include procuring (so far as the Property Manager having used all reasonable endeavours is able so to do) compliance by the Issuer with all applicable legal and regulatory requirements and with the terms of the Transaction Documents to which the Issuer is a party, but the Property Manager must not lend or provide any sum to the Issuer and that the Property Manager shall have no liability whatsoever to the Issuer, the Bond Trustee, the Security Trustee, or any other person for any failure by the Issuer to make any payment due by it under any of the Transaction Documents (other than, but subject always to Clause 2.7, as a result of damages for breach of the Property Manager's obligations under this deed).

2.10   Trust

        If the Property Manager (including in its capacity as agent for the Issuer) receives any money arising from:

      (a)  the Properties, Leases or Lease Guarantees; or

      (b)  any contract of insurance or otherwise,

           subject to the obligations of the Issuer or the rights of tenants to be reimbursed in respect of rent paid by them or to apply such rent (or require such money to be applied) in accordance with the Leases or otherwise in the repair and reinstatement of the insured Properties, and that money belongs to the Issuer or, the Bond Trustee or the Security Trustee, then that money is to be paid into the Project Account (to be dealt with in accordance with the Project
           Account Deed), and it will hold such money on trust for the Issuer the Bond Trustee or the Security Trustee (to the extent of their respective interests) and will immediately upon receipt pay that money into the Project Account.

2.11   Property Manager' Expenses

2.11.1 The Issuer will, subject to Clause 2.11.3, reimburse the Property Manager for all out-of-pocket costs, expenses and charges reasonably incurred by the Property Manager in the performance of the Services on its behalf, but the Issuer shall only be obliged to reimburse the Property Manager in respect of any GST incurred by the Property Manager on such costs and expenses to the extent that such GST is not recoverable by the Property Manager by way of repayment, credit or set-off and the amount of such costs, expenses and charges
      (including GST) paid to the Property Manager or to any affiliate of or person connected with the Property Manager will not exceed $125,000.00 in any calendar year.

2.11.2 The Issuer authorises the Property Manager on its behalf to incur those costs, expenses and liabilities to third parties which either of them reasonably considers necessary in connection with the enforcement of any Lease Guarantee or the Moran Securities or otherwise in respect of the Properties. Such costs, expenses and liabilities are obligations of the Issuer, to be reimbursed to the Property Manager.

2.11.3 The Property Manager is (subject to clause 2.11.1) entitled on each Payment Date to reimbursement of out-of-pocket and other expenses properly incurred pursuant to Clauses 2.11.1 and 2.11.2.

2.12   Reliance on Information

       The Property Manager is entitled to act or rely on and assume the accuracy of (in the absence of manifest error) any information it receives from the Issuer, the Bond Trustee or the Security Trustee and will incur no liability to any person in acting on or relying on such information or advice.

2.16   Deliberately omitted.

2.17   Deliberately omitted.

3.     REMUNERATION

3.1 In consideration of the Property Managers' agreement to carry out the Services, but subject to the other provisions of this Deed and so long as this Deed is not terminated and the Property Manager is not in breach of its material obligations under this Deed, the Property Manager is entitled to receive the Asset Management Fee calculated as set out in Schedule 2 and payable in accordance with
              Schedule 2.

4.     PROPERTY MANAGER' OBLIGATIONS

4.1    The Properties

       The Property Manager must, perform the Services, and carry on the day to day management of the Properties in accordance with the terms of this Deed. Upon service of a Loan Enforcement Notice, the Property Manager, as an overriding obligation, shall act in accordance with directions issued by the Security Trustee, in accordance with the terms of this Deed and as contemplated by the Finance Documents, to the exclusion of all others.

4.2    Property Manager to keep records relating to Properties

       The Property Manager must, in respect of the Properties:

      (a) prepare and maintain, in accordance with the best practices of commercial landlords and all applicable laws, all necessary management records and such other records as the Issuer may reasonably require from time to time;

     (b) maintain copies of and account for the necessary sets of building maintenance manuals and "as-built" drawings in each case (where already available);

     (c) provide copy schedules to the Issuer detailing action dates in relation to rent (including any turnover rent) reviews, lease renewals and options;

     (d) use its reasonable endeavours to obtain and keep copies of planning consents and all current certificates of registration and inspection reports under the Aged Care Act (Cth) 1997, Aged or Disabled Persons Care Act 1954 (Cth), National Health Act 1953
          (Cth), the Nursing Homes Act 1988 (NSW), the Retirement Villages Act 1989 (NSW), the Hospital and Health Services Act 1927 (WA), the Retirement Villages Act 1992 (WA), the Health Act 1911 (WA), the Health Act 1937 (Qld), and the Retirement Villages Act 1937 (Qld);

     (e) obtain and keep copies of all certificates and notices received from MHCA or any other Operator relating to occupancy levels and turnover; and

     (f) maintain all accounting records in respect of the Issuer in accordance with generally accepted accounting principles in Australia and the best practices of commercial landlords.

4.3    Deliberately omitted

4.4    Investor Reports

       The Asset Manager will provide the Investor Reports on a semi annual basis to the, the Security Trustee and the Bond Trustee, within twenty-five (25) Banking Days of the end of each half of the calendar year.

4.5    Use of electronic systems

       The Property Manager will use reasonable endeavours to maintain in working order the electronic systems used by the Property Manager in relation to the Properties and shall use such systems in managing such Properties. A duplicate of any computer tape or similar record held by the Property Manager which contains information relating to the Properties must be maintained by the Property Manager in accordance with the disaster recovery procedures of the Property Manager or any delegate of the Property Manager from time to time, such tape to be replaced by a revised duplicate as and when the original tape or record is revised.

4.6    Access to Books and Records

       The Property Manager shall, subject to all applicable laws, permit the Issuer and following receipt of a Loan Enforcement Notice the Security Trustee and its or their auditors and any other person nominated by it at any time upon reasonable notice to have access to all books of record and accounts relating to the management of the Properties in accordance with this Deed.

4.7    Service of notices

       The Property Manager must in respect of the Properties and the Leases, use its reasonable endeavours to ensure that any notices which the Issuer is required to serve are served by or on behalf of the Issuer

4.8    Warranties

       The Property Manager must use its reasonable endeavours to ensure (to the extent it considers it appropriate to do so in accordance with the best practice of a prudent commercial landlord), that all claims under any warranties given to the Issuer in respect of the construction of the Properties are made within each and every applicable time period and in any case within the time periods prescribed by law.

4.9    Records kept at Property Manager's Address

       All registers, records, accounts or contracts in the Property Manager's possession or control, relating to the Properties and the provision of the Services, together with all supporting invoices, correspondence and the like in its possession or control will, be kept in a permanent office maintained in Australia by the Property Manager and will be available on reasonable notice for inspection, audit and copying by the Bond Trustee, the Security Trustee and the Issuer.

4.10   Property Manager to supply copies

       The Property Manager may on its own behalf (and not as agent for the Issuer) enter into such contracts and agreements permitted by Clause 2.4 and shall supply the Issuer, and the Bond Trustee with copies of all material contracts and agreements entered into by the Property Manager in connection with the provision of the Services delegated or sub-contracted by the Property Manager pursuant to this Deed within ten (10) Banking Days of entering into such contract.

4.11   No Liability

4.11.1 The Property Manager has no liability for any obligation of MHCA or MHCG under any of the Leases, the Lease Guarantee or the Moran Securities and nothing in this deed constitutes a guarantee, or similar obligation, by the Property Manager of MHCA or MHCG.

4.11.2 The Property Manager has no liability for the obligations or otherwise of the Issuer or any of the other parties to the Project Documents and nothing in this deed will constitute a guarantee, or similar obligation, by the Property Manager to the Issuer or any of the other parties to the Project Documents.

4.12   Rent collection

4.12.1 The Property Manager will on behalf of the Issuer demand the rents in accordance with the provisions of each of the Leases and will notify the Issuer and the Bond Trustee, if any payment is not made within ten (10) Banking Days of the due date and will act as rent collection agent of the Issuer.

4.12.2 In the case of late payment, the Property Manager will demand and use all reasonable endeavours to recover any rent and interest due to the relevant Issuer where the Leases so allow and to the extent it (in good faith) considers it appropriate to do so in accordance with the reasonable practice of a prudent commercial landlord (considering the interests of the Bond Trustee and the Security Trustee) including instituting proceedings, in the name of the Issuer, against MHCA and, where available, enforce the Issuer' rights under the Moran Securities.

4.13   Arrears procedures

       The Property Manager will:

       (a) operate a rent collection system in respect of any arrears of rent or other payments due from MHCA; and

       (b) if there are arrears outstanding after the due date in accordance with the terms and conditions of any Lease, provide an arrears schedule to the Issuer and the Bond Trustee and on a monthly basis thereafter;

       (c) where rent deposits are held in respect of any Lease or Lease Guarantee, where it (in good faith) considers it appropriate to do so in accordance with the reasonable practice of a prudent commercial landlord, draw down such rent deposits, PROVIDED THAT:

          (i) the Property Manager will only use the proceeds of such drawdown to meet the obligations referred to in clause 4.1 (a)-(f) inclusive of the Project Account Deed;

          (ii) the Property Manager must promptly notify the Bond Trustee and the Bond Manager if it draws down a rent deposit; and

          (iii) and the Property Manager must liaise with MHCA to replenish the applicable deposit account in accordance with the terms of the applicable guarantee; and

       (d) following a service of a Loan Enforcement Notice the Security Trustee or the Bond Trustee as the case may be will, pursuant to the terms of the Bondholder Securities, be entitled to the exclusion of the Issuer and the Property, Manager to deal with rent deposits as if it were the Property Manager.

          The Standby Manager is only obliged to use reasonable endeavours in respect of the above.

4.14   General monitoring and inspection

       The Property Manager will monitor the state of repair and condition of the Properties advise on any appropriate works or repairs, carry out inspections at least once every twelve months with a view to ensuring that the Properties are kept, in a good and tidy condition in accordance with the terms of each of the Leases and the requirements of the best practices of a prudent commercial landlord.

4.15   Tenant liaison and application for consent

       The Property Manager must:

       (a) liaise with MHCA and any other Operator with a view to ensuring the proper running of the Properties and general compliance with the Aged Care Act (Cth) 1997 and the, Aged or Disabled Persons Care Act 1954
           (Cth),  National  Health Act 1953 (Cth),  the Nursing  Homes Act 1988
           (NSW), the Retirement Villages Act 1989 (NSW), the Hospital and Health Services Act 1927 (WA), the Retirement Villages Act 1992 (WA), the Health Act 1911 (WA), the Health Act 1937 (Qld), and the Retirement Villages Act 1937 (Qld) or any legislation of a similar nature in each case to the extent it is able to do so using its reasonable endeavours.

       (b) receive applications from MHCA for works or alterations, consider such applications and decide a course of action with the Issuer and the Security Trustee or following the service of a Loan Enforcement Notice, the Security Trustee and following such decision, process such matters through to completion; and

       (c) receive applications from MHCA for the Issuer's consent to assign or sublet any of the Leases or for the Issuer's agreement for any extension or any amendment, waiver or release, or any dealing with or disposal of any property, asset, undertaking or right subject to the Lease, advise and take instructions from the Issuer, convey those instructions to MHCA and, in accordance with those instructions, see matters through to a satisfactory conclusion, with any charges or fees chargeable by the Issuer in respect of these services being recovered from MHCA and not charged to the Issuer.

4.16   Rent reviews and re-lettings

       The Property Manager will, where appropriate in its opinion, procure advice on behalf of the Issuer and comment upon it regarding all negotiations relevant to surrenders of tenancies, rent reviews, the granting of new tenancies and renewals of existing tenancies and provide information for completion of relevant notices, advise upon options for renewal of tenancies and rights of purchase or pre-emption contained in Leases or other agreements concerning the Properties. Copies of such advice and comments must be sent to the Issuer (together with the Property Manager's recommendations) seeking the Issuer's instructions. The Property Manager must act in accordance with instructions received from the Issuer or, following the service of a Loan Enforcement Notice, the Security Trustee as the case may be.

4.17   Properties insurance

4.17.1 The Property Manager will not knowingly permit any Property to cease to be insured as required under the relevant Lease and Finance Documents.

4.17.2 The Property Manager must in accordance with the provisions of the relevant Lease:

       (a) use reasonable endeavours to procure that each insurance policy is issued in the name (inter alia) of the relevant Issuer and the Security Trustee;

       (b) not knowingly take any action or omit to take any action which would result in the avoidance or termination of any applicable insurance policy or would reduce the amount payable on any claim;

       (c) use reasonable endeavours to keep each policy of insurance (or another policy succeeding such policy and providing equivalent cover) in full force and effect in relation to any Property to which it applies;

       (d) pay from funds received from MHCA or the Issuer as applicable the premiums due and payable under any applicable policy in order that the cover provided by such policy shall not lapse;

       (e) use its best endeavours to procure payment by MHCA (without obligation to make payment of the premium itself) of premiums in relation to policies in accordance with the Leases, and the payment to the relevant insurance company.

4.18   Taxation administration

4.18.1 The Property Manager must:

       (a) procure that the Issuer prepares and submits the appropriate returns to the Australian Taxation Office or the appropriate authority when necessary and in accordance with all legislative requirements in that regard then in force;

       (b) procure that the Issuer prepares and submits any claims for GST credits and will account to the relevant Issuer for such refunds received by the Property Manager in a timely fashion and in accordance with all applicable legislative requirements in that regard;

       (c) issue GST invoices on behalf of and in the name of the Issuer where GST is payable in relation to any supply of goods or services by the Issuer; and

       (d) use its best endeavours generally to carry out, on behalf of the Issuer, such other administration of GST and other Tax affairs as is reasonably necessary in order to ensure that the Issuer is not and does not become liable to pay interest or penalties to any person or authority having power to administer GST or such Tax. The Standby Manager is only obligated to use reasonable endeavours to carry out such obligations.

4.19   Letting

       The Property Manager must on request from the Issuer advise on all aspects of the letting of any vacant Property (or part of it) which becomes available during the term of this Deed or in connection with any refurbishment of any Property or part of it.

4.20   Maintenance of records

       The Property Manager must maintain records in hard copy and shall use its reasonable endeavours to maintain records in computer readable form containing information in relation to each Property and Lease. The Property Manager must keep records and information in relation to the Leases in such manner as is identifiable from other leases and properties in respect of which the Property Manager is landlord or administrator and shall retain such records and information for the minimum period required by law from time to time for the keeping of records or other information for the purposes of any applicable Taxes.

4.21   Statutory Accounts

4.21.1 The  Property Manager must:

       (a) prepare, or procure the preparation of, and deliver to the Issuer and the Bond Trustee a profit and loss account, balance sheet and directors' report and any other reports and information required to be attached or incorporated for the Issuer in respect of each accounting reference period of the Issuer; and

       (b) cause such accounts to be audited by Ernst & Young or other  auditors
           nominated  by  the  Issuer  who  are  reputable  and   professionally
           qualified; and

       (c) use its reasonable endeavours to procure that the Issuer' auditors shall make a report thereon and the directors of the Issuer shall consider each of them as required by law, all as soon as reasonably practicable and in any event within 180 days after the end of the relevant accounting period (and draft copies of all such documents shall be delivered by or on behalf of the Property Manager to the Bond Trustee and the Issuer as soon as reasonably practicable once they become available to the Property Manager).

4.21.2 At the same time as the audited accounts referred to in Clause 4.23.1 are delivered, the parties will endeavour to procure that the Issuer' auditors report to the Bond Trustee on the procedures and practices followed by the Property Manager and/or the Issuer for the management and control of the Properties during the year to which such audited accounts relate.

4.21.3 The parties acknowledge that the Standby Manager, in its capacity as Standby Manager is under no obligation at any time to prepare the statutory accounts of the Issuer. If the Standby Manager is appointed pursuant to clause 13.1 and/or Property Manager, it will provide such information as it has to the Issuer' auditors and assist and co-operate with the Issuer auditors in the preparation of such accounts.

4.22    Property Manager's Accounts

        The Property Manager will, as soon as they become available but in any event within 180 days after the end of each accounting period of the Property Manager, deliver to the Issuer and the Bond Trustee a copy of its annual audited balance sheets, profit and loss accounts and directors' report (or such other financial statements as are customary in the relevant jurisdiction) together with any attachments. The Standby Manager will not be obliged to provide such accounts if it is appointed pursuant to clause 13.1 at any time the and/or the Property Manager.

4.23    Statutory obligations

        The Property Manager will, on behalf of the Issuer, prepare or procure the preparation of and, so far as it is able, file all reports, annual returns, statutory forms and other returns which the Issuer is required by law to prepare and file.

4.24    Records and Books of Account

        The Property Manager will, on behalf of the Issuer, keep and maintain proper books of account and other necessary records in accordance with all applicable laws and regulations, generally accepted accounting principles and this Deed.

4.25    Compliance with Deed

4.26 The Property Manager will use its reasonable endeavours to do all such things as the Issuer or the Bond Trustee may reasonably require with a view to enabling the Issuer to comply with its obligations under the Bond and Security Trust Deed.

4.27 The Property Manager shall give to the Bond Trustee such information and evidence as it shall reasonably require, and in such form as it shall reasonably require, as to the performance by the Property Manager of its obligations under this Deed.

4.28 The Property Manager (but not the Standby Manager) will, on the occurrence of an Event of Default or Step-in Event and so long as the relevant event has not been remedied promptly provide to the Bond Trustee and the Security Trustee notification of the occurrence of such an event and to the extent that it may be possible, details of the steps proposed to be taken to remedy the relevant Event of Default or Step-in Event.

4.29 The Property Manager covenants with and undertakes to the Issuer, the Bond Trustee and the Security Trustee (on behalf of itself) that without prejudice to any of its specific obligations under this deed:

       (a) it will devote such amount of time and attention to, and will exercise such level of skill, care and diligence in, the performance of the Services as is reasonably required of a reasonably prudent commercial landlord;

       (b) it will comply with any proper and reasonable directions, orders and instructions in accordance with the terms of this Deed and as contemplated by the Project Documents which the Issuer and, after the service of a Loan Enforcement Notice, the Security Trustee may from time to time give to each of them in relation to the performance of the Services and, in the event of any conflict after the service of a Loan Enforcement Notice, the directions and instructions of the Security Trustee shall prevail;

       (c) it will use its best endeavours to obtain and keep in force all licenses, approvals, authorisations and consents which may be necessary for it to hold in connection with the performance of the Services and use its reasonable endeavours to keep in force such licenses, approvals, authorisations and consents in respect of the Issuer;

      (d) it will not knowingly fail to comply with any legal requirements in the performance of the Services;

      (e) it will make all payments required to be made by it pursuant to this Deed on the due date for payment for value on such day without set-off or counterclaim;

      (f) it will not amend or terminate any of the Project Documents to which it is a party save in accordance with their terms without in any case the prior written consent of the Bond Trustee and the Security Trustee as the case may be.

4.30    Exercise of Lessee  Substitution Right

4.30.1 If a Lessee exercises its right of substitution pursuant to a Substitution Agreement the Property Manager shall promptly inform the Issuer and the Bond Trustee of the exercise of such right and the action required to ensure the Issuer complies with its obligations in relation thereto and transfers or procures the transfer of the relevant interest or interests in the relevant Property to the Lessee in accordance with the relevant Substitution Deed.

4.30.2 The Issuer appoints the Property Manager as its agent for the purpose of doing or procuring to be done all things necessary to ensure that the  Issuer  complies  with its  obligations  in relation  to  the
        exercise  by  a  Lessee  of  a  Moran  Option   Substitution  or  a
        Voluntary Substitution and, subject to the provisions of the Substitution Deed, including without limitation the discretion to waive any of the conditions or criteria for substitution thereunder subject to and in accordance with the Substitution Deed.
        The  Property  Manager covenants  to do or procure to be done all things
       (other than the payment of money) within its reasonable control necessary to ensure that the Issuer  complies with its  obligations in relation to the Substitution Deed and transfers or procures the transfer of the relevant interest in the relevant Property to the Lessee in accordance with that Substitution Deed.

4.30.3 For good and valuable consideration the Issuer irrevocably and as security for its obligations in Clause 4.21.1 hereby appoints the Property Manager to be its attorney and agent (with full power to appoint substitutes and to delegate, including the power to authorise the person so appointed to make further appointments) on its behalf and in its name or otherwise to execute any document with power to deliver the same and do any act or thing the Asset Manager, in its absolute discretion, considers appropriate or desirable in connection with the discharge of the obligations of the Issuer under or otherwise in connection with the relevant Substitution Deed.

4.30.4 Where a Moran Option Substitution or a Voluntary Substitution is exercised the Security Trustee shall accept the substitution of a Property pursuant to and subject to, the Substitution Deed subject to satisfying the substitution criteria set out in or referred to in clause 12 and Schedules 10 and 11 of the Bond and Security Trust Deed.

5.      TERMINATION

5.1 Subject to Clause 5.3, if any of the following events shall occur:

        default is made by the Property Manager in the performance or observance of any of its covenants and obligations under this Deed, which would in the opinion of the Security Trustee be materially prejudicial to the interests of the Bondholders and such default continues unremedied for a period of thirty (30) Banking Days and the Bond holders have passed a resolution that the Property Manager shall be removed by reason of such material prejudice. If the relevant default occurs as a result of a default by any person to whom the Property Manager has, in accordance with the terms of this Deed, sub-contracted or delegated part of its obligations hereunder, such default shall not entitle the Bond Trustee to terminate the appointment of the Property Manager under this clause 5 if within such thirty (30) Banking Day period the Property Manager terminates the relevant sub-contracting or delegation arrangements and takes such steps as the Bond Trustee or Issuer may reasonably specify to remedy such default and indemnifies the Issuer, the Bond Trustee and the Security Trustee (according to their respective interests) against the consequences of such default;

       (a) an order is made or an effective resolution passed for the winding up of the Property Manager;

       (b) the Property Manager ceases or threatens to cease to carry on its business or a substantial part of its business or stops payment or threatens to stop payment of its debts; or

       (c) the Property Manager is deemed unable to pay its debts under any applicable law;

       (d) proceedings are initiated against the Property Manager under any applicable liquidation, administration, insolvency, composition, reorganisation (other than a reorganisation the terms of which have been approved by the Bond Trustee and where the Property Manager is solvent) or other similar laws, except where such proceedings are being contested in good faith by the Property Manager; or

       (e) an administrator or other receiver, administrator, supervisor, liquidator or other similar official is appointed in relation to the Property Manager or in relation to the whole or any substantial part of the undertaking or assets of the Property Manager; or

       (f) an encumbrancer takes possession of the whole or any substantial part of the undertaking or assets of the Property Manager; or

       (g) distress, execution or other process is levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Property Manager and is not discharged within fifteen (15) Banking Days; or

       (h) the Property Manager initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, composition, reorganisation or other similar laws or the Property Manager shall makes a conveyance or assignment of the whole or any substantial part of its assets for the benefit of its creditors generally; or

       (i) a Loan Enforcement Notice is given and the Bond Trustee is of the opinion that the continuation of the appointment of the Property Manager is materially prejudicial to the interests of the Bondholders , and the Bondholders have passed a resolution that the Property Manager shall be removed by reason of such material prejudice;

           then the Bond Trustee may, if directed by the Bondholders, at once or at any time thereafter while such default continues by notice in writing to the Property Manager terminate the appointment of the Property Manager with effect from a date (not earlier than the date of the notice) specified in the notice.

5.2     Consequence of termination

        On and after termination of the appointment of the Property Manager pursuant to Clause 5.1 all authority and power of the Property Manager will be terminated and be of no further effect and the Property Manager will not subsequently hold itself out in any way as the agent of the Issuer or as the case may be the Security Trustee or Bond Trustee pursuant to this Deed.

5.3     Responsibilities following termination

5.3.1 Upon termination of the appointment of the Property Manager pursuant to Clause 5.1 the Property Manager must promptly deliver to (and in the meantime hold on trust for, and to the order of), the Security Trustee and the Issuer (or as the Security Trustee shall direct) all books of account, papers, records, registers, correspondence and documents in their possession or under its control relating to the affairs of or belonging to the Issuer or the Security Trustee or relating to the Property the Leases and any monies then held by the Property Manager on behalf of the Issuer and any other assets of the Issuer or the Security Trustee and shall take such further action in relation thereto as the Security Trustee may direct. The Property Manager will, in addition, provide all relevant information contained on computer records in the form of magnetic tape, together with details of the layout of the files encoded on such magnetic tapes.
        The Property Manager must co-operate with and assist the Issuer and the Security Trustee and their respective nominees for the purposes of explaining the file layouts and the format of the magnetic tapes generally.

5.3.2 The Property Manager must deliver to the Issuer and the Bond Trustee as soon as reasonably practicable but in any event within five (5) days of it becoming aware of a notice of any of the matters in clause 5.1(a)-(j) or any event which with the giving of notice or lapse of time or certification would constitute such an event.

5.3.3 Termination of the appointment of the Property Manager is without prejudice to liabilities of any of the parties due or incurred to the Property Manager or any liability which it is committed to incur before the date of such termination or vice versa. The Property Manager shall have no right of set-off or any lien in respect of such amounts against amounts held by them on behalf of any of the parties which will be held in trust or in escrow as appropriate in any event.

5.3.4 On termination of the appointment of the Property Manager the Property Manager is entitled to receive all fees and other moneys accrued in respect of such appointment up to the date of termination but will not be entitled to any other or further compensation. Moneys so receivable by the Property Manager must be paid subject to and in accordance with the provisions of the Bond and Security Trust Deed on the dates on which they would otherwise have fallen due. For the avoidance of doubt, such termination shall not affect the Property Manager's rights to receive payment of all amounts due to it by any of the parties hereto under this Deed.

5.3.5 The Property Manager will not be entitled to terminate its appointment and will continue to be obliged to provide the Services in respect of the Properties notwithstanding non-payment of the Asset Management Fee or any other amount owed to it under this Deed. Where such non-payment is not rectified within 15 Banking Days the Property Manager will be entitled to terminate its appointment on 90 days notice to the Issuer and the Bond Trustee (if such unpaid amount remains unpaid at the end of that 90-day period).

5.3.6 The provisions of Clauses 8 and 13 (to the extent that they relate to Clause 2) of this Deed shall remain in full force and effect notwithstanding the termination of the appointment of the Property Manager hereunder.

6.      FURTHER ASSISTANCE

6.1 The parties hereto agree that they will co-operate fully and do all such further acts and things and execute any further documents as may be reasonable and necessary or desirable to give full effect to the arrangements contemplated by this Deed.

6.2 Without prejudice to the generality of Clause 6.1, the Issuer and the Bond Trustee (subject to and in accordance with the Finance Documents) will upon request by the Property Manager forthwith give to the Property Manager such written authorisations or mandates and instruments as are necessary to enable the Property Manager to perform the Services.

6.3 In the event that there is any change in the identity of the Security Trustee in accordance with the Bond and Security Trust Deed, the retiring Security Trustee shall execute such documents with any other parties to this Deed and take such actions as such new Security Trustee may reasonably require for the purposes of vesting in such new Security Trustee the rights of the Security Trustee under this Deed and under the Bond and Security Trust Deed and, if so determined by the new Security Trustee, releasing the retiring Security Trustee from further obligations thereunder.

6.4 In the event that there is any change in the identity of the Bond Trustee in accordance with the Bond and Security Trust Deed, the retiring Bond Trustee shall execute such documents with any other parties to this Deed and take such actions as such new Bond Trustee may reasonably require for the purposes of vesting in such new Bond Trustee the rights of the Bond Trustee under this Deed and under the Bond and Security Trust Deed and, if so determined by the new Bond Trustee, releasing the retiring Bond Trustee from further obligations thereunder.

6.5 Nothing contained in this deed will impose any obligation or liability on the Bond Trustee or the Security Trustee to assume or perform any of the obligations of the Issuer or the or the Property Manager under this deed will or render them liable for any breach.

7.      MISCELLANEOUS

7.1 In the event that, after redemption in full of the Bonds and payment of all other amounts owing to any person (other than the Issuer) under the Finance Documents, the remaining sums available to the Issuer and the Bond Trustee or Security Trustee or remaining proceeds of enforcement are insufficient to satisfy in full the outstanding fees of the Property Manager, such fees shall be reduced by the amount of such insufficiency.

7.2 The Property Manager agrees that it will not set off or purport to set off any amount which the Issuer is or will become obliged to pay to it under this Deed against any amount from time to time owing by the Property Manager to the Issuer or the Bond Trustee or the Security Trustee.

7.3     Deliberately omitted.

7.4     Deliberately omitted.

7.5 Notwithstanding any other provisions of this Deed, all obligations to, and rights of, the Bond Trustee or the Security Trustee under or in connection with this Deed shall automatically terminate 6 months after the discharge in full of all amounts owing by the Issuer under the Finance Documents, provided that this shall be without prejudice to any claims in respect of such obligations and rights arising prior to such date.

7.6 The Property Manager assumes no responsibility other than to render the Services in good faith and in accordance with normal standards required of a prudent manager of commercial property. The Property Manager will not be responsible for any action of the Issuer in following or declining to follow any advice or recommendation of the Property Manager, except by reason of acts constituting bad faith, wilful misconduct or negligence of the Property Manager.

7.7 The obligations and duties of the Property Manager with regard to the Services extend only to those obligations and duties expressly referred to in this Deed.

8.      GENERAL

8.1     Variations

        No variation of this Deed shall be valid unless it is made by deed by or on behalf of each of the parties.

8.2     Waiver

        The failure to exercise or delay in exercising a right or remedy under this Deed shall not constitute a waiver of such right or remedy or a waiver of any other rights or remedies and no single or partial exercise of any right or remedy under this Deed shall prevent any further exercise of such right or remedy or the exercise of any other right or remedy.

8.3     Rights cumulative

        The rights and remedies contained in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

8.4     Services non-exclusive

        Nothing in this Deed shall prevent the Property Manager from rendering services similar to those provided for in this Deed to other persons, firms or companies or from carrying on a business similar to or in competition with the business of the Issuer.

8.5     No Partnership

8.5.1 None of the parties to this Deed are partners or joint venturers with each other, and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

8.5.2 The Property Manager shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties pursuant to this Deed which in its reasonable opinion may involve it in any expense or liability.

9.      ASSIGNMENT

9.1     Property Manager

        The Property Manager must not assign or transfer or purport to assign or transfer any of its respective rights or obligations under this Deed subject to Clause 9.2. The Standby Manager may assign its rights under this deed with the prior written consent of the Bond Trustee and the Issuer (none of which are to be unreasonably withheld) but the Standby Manager may only transfer its obligations under or pursuant to this Deed with the prior written consent of the Bond Trustee and the Issuer (none of which are to be unreasonably withheld) and provided further that such transferee shall execute a form of asset administration agreement in the same form as this Deed.

9.2     Permitted Assignments

9.2.1 The Property Manager is entitled to assign or transfer any of its rights or obligations under this Deed to

        (a) any Related Body Corporate or Subsidiary of the Property Manager; or

        (b) any entity which is approved by the Bond Trustee, such approval not to be unreasonably withheld.

9.2.2 Upon any such assignment the transferee or assignee must execute an Asset Administration Deed in the same form and on the same terms as this Deed. It is acknowledged that it will be reasonable for the Bond Trustee not to approve a proposed assignee if the Bond Trustee, in its absolute discretion, considers such proposed assignee is not a reputable and experienced provider of asset management and advisory services in relation to nursing and residential care homes.

9.3     Issuer, Bond Trustee and Security Trustee

        The Security Trustee or the Bond Trustee may assign or transfer any of their respective rights or obligations under this Deed to any successor additional Security Trustee or Bond Trustee (as appropriate) appointed under the Bond and Security Trust Deed. The Issuer may only assign or transfer their respective rights and obligations hereunder in accordance with, or as contemplated by, the terms of the Transaction Documents.

10.     NOTICES

        All Notices must be in writing and will be duly and validly given or made if given or served by personal delivery or sent by pre-paid registered or recorded delivery mail to the persons and the addresses specified below or to such other person and/or address as a party may specify from time to time by written notice to the other parties. Notices given or served by personal delivery shall be deemed to be given or served on the date of delivery. Notices sent by pre-paid registered or recorded delivery mail shall be deemed to be given or served on the second Banking Day after the period of posting unless they are proved to have been received later, in which case they shall be treated as given or served on receipt.

        Notices shall be addressed as follows:

        (a) in the case of the Property Manager, to Omega (Australia) Pty Limited, Suite 1601, Level 16, 227 Elizabeth Street, Sydney, New South Wales, facsimile number 612 9267 0955, telephone number 612 9261 4499, attention: Chief Executive;

        (b) copies, to Omega  Worldwide  Inc, 900 Victors Way,  Suite 345,
            Ann Arbor, Michigan, MI 48103,United States of America, facsimile number: + 1 734 887 0301, telephone number: + 1 734 887 0300, attention: Chief Financial Officer;

        (c) copy to Omega (UK) Limited, 145 Cannon Street, London, EC4N 5BQ, facsimile number 44 171 929 3555, telephone number 44 171 929 3444;

11.     GOVERNING LAW AND SUBMISSION TO JURISDICTION

11.1    Submission to Courts

        Each of the parties hereto agree that:

        (a) this Deed is governed by and shall be construed in accordance with the laws of New South Wales;

        (b) for the benefit of the Security Trustee and the Bond Trustee, the courts of New South Wales have jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes which may arise out of or in connection with this Deed (respectively, "Proceedings" and "Disputes"); and

        (c) for the above purposes, each party irrevocably submits to the jurisdiction of the courts of New South Wales.

11.2    Waiver to objection to forum

        Each party irrevocably waives any objection which it might view or at any time have to the courts of New South Wales being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agree not to claim that the courts of New South Wales are not a convenient or appropriate forum.

11.3    Service of Process

        Process by which any Proceedings are begun in New South Wales may be served on any party to this Deed to be served by being delivered to the address for such party set out in Clause 10 but, in respect of the Issuer, Proceedings must be served on the Property Manager at: Suite 1601, Level 16, 227 Elizabeth Street, Sydney, New South Wales (or at such other address notified by Issuer), or in all other cases, such other address in Australia that each party shall have notified to the others in writing. Should the appointment by the Issuer cease for any reason to be effective, then the relevant party shall immediately appoint a further person in Australia to accept service of process on its behalf and failing such appointment within 15 days, the Security Trustee shall be entitled to appoint such a person by notice to the other parties.

        Nothing contained in this Clause affects the right to serve process in another manner permitted by law.

12.     COUNTERPARTS

        This Deed may be  executed in any number of  counterparts  each of which
        when  executed  and  delivered  shall  be  an  original,   but  all  the
        counterparts together shall constitute one and the same instrument.

13.     APPOINTMENT OF STANDBY MANAGER

13.1 The Standby Manager agrees that it will, immediately upon receiving the written request of the Bond Trustee or the Issuer, assume and perform all the respective duties and obligations of the Property Manager under this Deed on the terms of this Deed and the Standby Manager covenants and undertakes to accept such appointment.

13.2 Subject to this Clause 13, upon such appointment without the need for further action the Standby Manager will become bound by and subject to the terms of this Deed applicable to the Property Manager and will be entitled to all rights, benefits and powers and any discretions of the Property Manager hereunder except that:

        (a) the remuneration due to the Standby Manager (inclusive of any GST payable) pursuant to any appointment pursuant to this Deed shall be calculated at the rate of 1.5 per cent of the then applicable Lease rents of the applicable Property or Properties in respect of which the Standby Manager has responsibility. The appointment pursuant to this Deed includes the remuneration of the Standby Manager in respect of the matters provided for in the Substitution Deed, the Bond and Security Trust Deed and any renewal thereof;

        (b) the Standby Manager has no obligation to incur any out of pocket expenses pursuant to Clause 2.11 or following any appointment pursuant to this Deed if it is of the view that there is no reasonable prospect of recovery of those expenses from the Issuer;

        (c) the Issuer will as soon as practicable following any appointment of the Standby Manager under this Deed provide powers of attorney in favour of the Standby Manager in the same form, to those provided to the Property Manager in respect of the performance of the Services;

        (d) the Standby Manager shall have no liability for any act or omission by the Property Manager (or its delegates or sub-delegates) prior to the Standby Manager assuming responsibilities in that capacity.

13.3 In consideration of the Standby Manager assuming the obligations under this Clause 13 the Property Manager shall pay, on behalf of the Issuer to the Standby Manager, a fee of $25,000.00(inclusive of GST) payable on Financial Close.

13.4 The parties acknowledge that the Standby Manager shall have no liability (including, in particular, under Clause 2.7) and is not obliged to act pursuant to any agreement hereunder in any manner in excess of that which it would have been obliged to so act had the relevant breach or failure referred to in this Clause 13.4 not occurred in respect of:

        (a) any breach of the terms of this Deed by the Property Manager prior to the Standby Manager assuming its responsibilities hereunder;

        (b) any failure to comply with the terms of this Deed insofar as the results from any breach mentioned in (a) above or any necessary information, documents, agreements, computer tapes or other data or intellectual property rights not being made freely available to the Standby Manager in good order and in time for it to assume its obligations as Standby Manager or the Property Manager not explaining to the Standby Manager, the file layouts and format of magnetic tapes in time and in sufficient detail (as required under Clause 5.3) for the Standby Manager to assume its obligations as Standby Manager;

       (c) any breach of this Deed insofar as it shall arise through any difficulties not attributable to the Standby Manager arising from any change in payment instructions or operations on the appointment of the Standby Manager.

        Nevertheless, the Standby Manager will be entitled to any fees payable to it under this deed.

13.5 The Standby Manager is entitled to rely on and will be entitled to assume the accuracy of any information it receives from the Issuer, the Security Trustee, the Bond Trustee, or the Property Manager, except in the case of manifest error.

13.6 The Standby Manager acknowledges that only the Security Trustee is entitled to enforce the security created in favour of the Security Trustee by or pursuant to the Finance Documents in accordance with the provisions of the Bond and Security Trust Deed and that the Standby Manager's rights in respect of the Security shall be limited to those of the Standby Manager under the Finance Documents.

13.7 The Standby Manager will not be bound by any variation or amendment to this Deed if such variation or amendment increases the obligations of the Property Manager or the Standby Manager unless it has consented in writing to such variation or amendment.

13.8 The appointment of the Standby Manager under this Deed will automatically terminate upon the first to occur of the date on which all the Bonds have been repaid in full and that date being thirty (30) years after Financial Close.

13.9 The Standby Manager has the right to assign the benefit of and the obligations relating to this Deed subject to:

        (a) the assignee being 100% controlled by the Standby Manager,

        (b) the assignee first undertaking to the other parties to this deed (except for the Property Manager ) to undertake the obligations and accept the liabilities of the Standby Manager under this deed, and

        (c) the Bond Trustee first having given its consent in writing to such assignment not to be unreasonably withheld.

13.10 If and when the Standby Manager becomes liable to perform the Services, it will not be bound to act under the general management and control of the Issuer but must act with regard to the interests of the Security Trustee, the Bond Trust and Bondholders and all the Issuer's secured creditors and shall act as would a prudent Property Manager.

13.11    No enquiry

        The Standby Manager is under no obligation to enquire as to the termination of the Property Manager pursuant to clause 5 and immediately on appointment pursuant to clause 13,1 can assume that such appointment is a valid appointment.

14.     NON PETITION

        While any Bonds are outstanding the Standby Manager and the Property Manager acknowledge to the Bond Trustee and the Security Trustee and covenant and undertake accordingly that each of them have no rights to take any steps:

       (a) to enforce the security created or governed by or pursuant to the Finance Documents or to direct the Security Trustee to do so;

       (b) to obtain payment of the fees due to any of them hereunder; nor

       (c) to recover any other debts whatsoever owing by the Issuer to the Standby Manager or Property Manager, as the case may be, solely in their capacity as such or to petition for the winding-up, administration or liquidation of the Issuer in respect of any of its liabilities whatsoever.

15.     FORCE MAJEURE

15.1 Notwithstanding any other provision of this Deed, the Property Manager shall be deemed not to have breached this Deed or have any liability whatsoever under this Deed for any non-performance or delay in performance of any of its obligations to the extent that the non-performance or delay arises out of any circumstances beyond their reasonable control, including any act of God, accident, fire, explosion, failure of equipment or machinery, general failure in electricity, delays in transportation, civil commotion, riot, sabotage, applicable legislation and regulation thereunder, interruptions by government or act of governmental authority, strike, lock-out or other form of industrial action (unless any such strike, lockout or other form of industrial action is caused by a breach of contract by the Property Manager).

15.2 The Property Manager shall provide the Services as soon as reasonably practicable after any event set out in Clause 15.1 ceases to apply.



DULY EXECUTED as a deed.

                                   SCHEDULE 1

                                Investor Reports

The following information shall be included in the Investor Reports:-

Transaction performance

Income (lease rentals, re-investment etc.) receivable, and received

Balances and movements on transaction ledgers

Outgoings analysis, detailed as per priority of payments

Details of substitutions

Details of and reason for liquidity facility drawings

Details of any full note redemptions

Details of circumstances giving rise to an insurance claim and whether the claim is accepted or challenged by the insurers

Underlying Loan performance, monthly breakdown by home, grouped by operator

Available beds - Nursing Home

Available beds - Residential

Percentage occupancy

Fees receivable

Labour costs

Other direct costs

Indirect costs

Repairs and maintenance

Net trading profit

Lease rentals due

Rent cover calculation

Labour costs per cent. turnover

Other costs per cent. turnover

Profit per cent. turnover before rent

Profit per cent. turnover after rent

Fees per occupied bed

Breach of any financial and other material covenants by Operating Tenants

Rental Deposit and Letter of Credit usage

Additional Aggregate Portfolio Information

Total operating profit before rent

Total rents

Total interest cost plus management fees

Total operating profit before rent/(Total interest cost plus management fees)

Total rents/(Total interest cost plus management fees)

                                   SCHEDULE 2

                              Asset Management Fee

The Asset Management Fee shall be an annual amount exclusive of GST (except as provided below) equal to 0.90% per annum of Invested Assets from time to time.

The Asset Management Fee shall be paid quarterly in advance on each Payment Date, provided that the Asset Management Fee payable in respect of the period between Financial Close and the first Payment Date shall be payable in arrears on the first Payment Date.

If on any Payment Date GST is payable on the Asset Management Fee and there is insufficient funds to pay or provide for items (i) to (xviii) in accordance with the Project Account Deed then the whole or part of the Asset Management Fee shall be deemed to be inclusive of GST added tax to the extent necessary to pay or provide for items (i) to (xviii). If there would be insufficient to pay or provide for items (i) to (xviii) in accordance with the Project Account Deed even if the whole of the Asset Management Fee was inclusive of value added tax then they shall be inclusive of GST, but if the Property Manager does not, on any Payment Date, receive the full amount of the Asset Management Fee, the Issuer must to the extent permitted by the Project Account Deed make good any such shortfall on the next occurring Payment Date.

SIGNED by

Signed,  sealed and  delivered  by the  attorney of Principal
Healthcare  Finance  Pty  Limited  under  power  of  attorney
registered  Book   ............   No   ............   in  the
presence of:



/s/ WG Chapman                          /s/ Kevin Wayne Moss
--------------                          --------------------
Signature of witness                     Signature of attorney


/s/ WG Chapman                          /s/ Kevin Wayne Moss
--------------                          --------------------
Name of witness (print)                   Name of attorney (print)

Signed,  sealed  and  delivered  by  the  attorney  of  Omega
(Australia)  Pty Limited  under power of attorney  registered
Book ............ No ............ in the presence of:


/s/ WG Chapman                          /s/ Kevin Wayne Moss
--------------                          --------------------
Signature of witness                      Signature of attorney



/s/ WG Chapman                          /s/ Kevin Wayne Moss
--------------                          --------------------
Name of witness (print)                   Name of attorney (print)

Signed,  sealed and  delivered  by the  attorney of Permanent
Nominees  (Aust.) Limited under power of attorney  registered
Book ............ No ............ in the presence of:


 . . . . . . . . . . . .                 . . . . . . . . . . . .
Signature of witness                      Signature of attorney



 . . . . . . . . . . . .                 . . . . . . . . . . . .
Name of witness (print)                   Name of attorney (print)

Signed,  sealed and  delivered  by the  attorney of Permanent
Trustee   Australia   Limited   under   power   of   attorney
registered  Book   ............   No   ............   in  the
presence of:


 . . . . . . . . . . . .                 . . . . . . . . . . . .
Signature of witness                      Signature of attorney


 . . . . . . . . . . .                   . . . . . . . . . . . .
Name of witness (print)                   Name of attorney (print)


Signed, sealed and delivered by Christopher Robert Campbell on behalf of Deloitte Touche Tohmatsu


Derek Hilliard                            Christopher Robert Campbell
--------------                            ---------------------------
Signature of witness                      Signature of attorney


Derek Hilliard                            Christopher Robert Campbell
--------------                            ---------------------------
Name of witness (print)                   Name of attorney (print)